Filed pursuant to Rule 497(a)
Registration No. 333-280593
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer (Ticker):	Blue Owl Capital Corporation (OBDC)
Tenor:	5 Year
Maturity Date:	July 15, 2030
Announced Size:	$500mm WNG
IPTs:	T + 265 bps area
Ratings/Outlooks*:	Moody’s (Exp): Baa3 / Positive
S&P (Exp): BBB- / Stable
Fitch (Exp): BBB / Stable
Kroll (Exp): BBB+ / Stable
Format:	SEC Registered
Ranking:	Senior Unsecured
Settlement:	T+3 (May 15, 2025)
Coupon Type:	Fixed
Change of Control:	Yes at 100% (See Red)
Optional Redemption:	Make Whole Call
Par Call: 1 month prior to maturity
Active Book Runners:	WFS (B&D), MS, MUFG, RBC, SMBC
Use of Proceeds:	To pay down certain of our existing indebtedness under the Revolving Credit Facility.
Denominations:	$2,000 x $1,000
Timing:	Today’s Business
Sale into Canada:	Yes – Exemption
CUSIP / ISIN:	69121K AJ3 / US69121KAJ34

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**Blue Owl Capital Corporation expects that delivery of the Notes will be made to investors on or about May 15, 2025, which will be the third business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on any date prior to one business day before delivery of the Notes will be required by virtue of the fact that the Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on any date prior to one business day before delivery should consult their advisors.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of Blue Owl Capital Corporation before investing. The preliminary prospectus supplement dated May 12, 2025, together with the accompanying prospectus dated June 28, 2024, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Blue Owl Capital Corporation and should be read carefully before investing.
The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Blue Owl Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.
The issuer has filed a registration statement (including a prospectus) with the SEC, for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request them by calling Wells Fargo Securities, LLC at 1-800-645-3751, Morgan Stanley & Co. LLC at 1-866-718-1649, MUFG Securities America Inc. at 1-877-649-6848, RBC Capital Markets, LLC at 1 (866) 375-6829 or SMBC Nikko Securities America, Inc. at 1-212-224-5135.

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